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                              FIRST AMENDMENT OF
                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM
                PART II UNION HOURLY EMPLOYEES' RETIREMENT PLAN
                -----------------------------------------------
              (As Amended and Restated Effective January 1, 1999)

     WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation Employees' Retirement Program Part II Union Hourly Employees' Retirement Plan (the "Plan"); and

     WHEREAS, amendment of the Plan is now considered desirable;

     NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 Plan Amendment or Termination of the Plan, and pursuant to authority delegated to the undersigned officer of the Company by resolution of its Board of Directors, the Plan is hereby amended for clarification purposes, effective January 1, 1999, in the following respects:

     1. Subsection (iv) of Section 3.4.2 Suspension of Benefits After Normal Retirement Date is hereby amended by deleting the language "(such reduction will occur only if such benefits are not repaid in full to the Trust within 2 years after his date of reemployment.)"

     2. Section 4.1 Termination of Service is hereby amended by adding the following sentence to the end thereof:

          "The Committee or its delegatee may, in its discretion, fully vest a Participant in the Participant's accrued benefit in the event the Participant's employment with the Company is affected by a transaction undertaken by the Company."

     3. Supplement 3 PACKAGING MACHINERY DIVISION, GREEN BAY, WISCONSIN is hereby amended by adding the following Section to the end thereof:

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          "3-9  Participants who were Salaried Employees
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          Participants who prior to the Freeze Date became salaried employees and as a result became covered under the FMC Corporation Salaried Employees' Retirement Plan ("Salaried Plan"), or its predecessor plan, were given certain distribution rights as described in Section 6.2.5 of the Salaried Plan that applied to benefits payable under the Plan and the Salaried Plan."

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 9th day of November, 1999.

                                    FMC CORPORATION



                                    By: /s/ J. Paul McGrath
                                         ---------------------------------
                                    Member, Employee Welfare Benefits Plan
                                    Committee